                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07111

             Morgan Stanley Insured California Municipal Securities
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:


In this report, you'll learn about how your investment in Morgan Stanley Insured California Municipal Securities performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

For the six months ended April 30, 2006

MARKET CONDITIONS

The U.S. economy navigated a number of challenges and continued to grow during the reporting period, with particular strong expansion in 2006. Although the Gulf Coast hurricanes resulted in unprecedented devastation, the negative impact on the economy was less far-reaching than many had originally anticipated. Even sharply higher energy prices failed to interrupt the positive economic momentum.

In 2006, developing weakness in the real estate sector and elevated commodity prices weighed on sentiment. Yet, strong manufacturing surveys, buoyant consumer confidence and positive employment data pointed toward steady growth in real gross domestic product. While sustained higher energy costs began to push some prices upward, headline measures of inflation remained largely stable.

Given the economy's solid growth, the Federal Open Market Committee (the "Fed") continued to raise the federal funds target rate. Through four increases of 25 basis points each, the Fed brought the rate from 3.75 percent to 4.75 percent during the period. Yields on short-term municipal bonds followed the target rate and rose steadily. In contrast, the yields of long-term bonds initially declined before moving higher in April. Representative yields on 30-year AAA rated municipal bonds declined from 4.60 percent in October 2005 to a low of 4.30 percent in February, before ending the period at 4.55 percent. Accordingly, the slope of the municipal yield curve continued to flatten as the difference between short-term and long-term interest rates narrowed.

Demand for municipal bonds strengthened among individual and institutional investors alike. Meanwhile, municipal bond supply dropped significantly as the period progressed. New issue volume continued to be robust in the final months of 2005, supporting the record pace of issuance during the calendar year (more than $400 billion). However, volume in the first four months of 2006 fell by nearly 25 percent compared to the same period in 2005. The decline was largely attributable to a slowdown in refundings, which dropped by more than 55 percent as rising interest rates discouraged municipalities from refinancing debt. Improved fiscal conditions among state and local governments also contributed to less significant borrowing needs. Bonds backed by insurance fell to under 50 percent of issuance in 2006, from nearly 60 percent in 2005.

Reflecting declining supply and sustained demand, municipal bonds outperformed U.S. Treasuries with comparable maturities. That said, the relative attractiveness of tax-exempt bonds ebbed somewhat, and the 30-year municipal-to-Treasury yield ratio steadily declined from 97 to 88 percent. (The municipal-to-Treasury yield ratio measures the relative attractiveness of the two sectors. The higher the ratio, the greater the attractiveness of municipal yields relative to Treasury yields.)

The State of California continued to lead the nation in municipal issuance. Moreover, although new volume dipped during 2006, declines were not so steep as the national average. California's municipal market has benefited from the continued strengthening of its credit fundamentals; and the near-term credit outlook for the state is stable. California's large and diverse economy continued to grow and employment gains were in line with the national average. On the fiscal front, a rebound in capital gains and stock option taxes contributed to higher revenues. While his popularity has ebbed, Governor Schwarzenegger has nonetheless made progress advancing a number of his municipal funding proposals. The state still faces challenges, however, with budget deficits, pension funding litigation and immigration issues among the most significant.

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2006, the net asset value (NAV) of Morgan Stanley Insured California Municipal Securities (ICS) decreased from $15.17 to $14.84 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.30 per share, a short-term capital gain distribution of $0.037494 per share and a long-term capital gain distribution of $0.319649 per share, the Trust's total NAV return was 2.55 percent. ICS's value on the New York Stock Exchange (NYSE) moved from $13.99 to $13.63 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust's total market return was 2.14 percent. ICS's NYSE market price was at an 8.15 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 53,300 shares of common stock at a weighted average market discount of 7.97 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2006, declared in March, were unchanged at $0.05 per share. The dividend reflects the current level of the Trust's net investment income. ICS's level of undistributed net investment income was $0.105 per share on April 30, 2006, versus $0.110 per share six months earlier.(1)

In anticipation of continued Fed tightening and generally higher interest rates, the Trust made modest ongoing adjustments to its portfolio to reduce volatility. For example, a U.S. Treasury futures strategy was used to reduce the portfolio's duration,* as a hedge against rising rates. At the end of April, the Trust's option-adjusted duration was 7.9 years. The Trust's duration positioning tempered total returns when rates declined, but helped total returns when rates rose.

All the long-term holdings in the Trust were either guaranteed by AAA rated insurance providers or backed by U.S. government securities as of the end of the period. Purchases during the period included bonds with maturities in the 25- to 30-year range and defensive characteristics. Investments continued to emphasize essential service sectors such as education, transportation, and water and sewer. Reflecting a commitment to diversification, the Trust's net assets of approximately $52 million were invested among 12 long-term sectors and 40 credits.

The Trust's procedure for reinvesting all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

----------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).


* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline.

   TOP FIVE SECTORS(*)
   Water & Sewer                                       24.7%
   Refunded                                            12.1
   Tax Allocation                                      10.6
   General Obligation                                  10.3
   Transportation                                       7.9

   CREDIT ENHANCEMENTS
   AMBAC                                               30.4%
   FGIC                                                27.7%
   FSA                                                 25.3%
   MBIA                                                14.5%
   US Gov't Backed                                      2.1%

* Does not include outstanding short futures contracts with underlying face amount of $6,263,594 with unrealized appreciation of $62,882.

Data as of April 30, 2006. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for credit enhancements are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2006


WEIGHTED AVERAGE MATURITY: 20 YEARS(A)

0-5                                                                                0
6-10                                                                               2
11-15                                                                             27
16-20                                                                             27
21-25                                                                             34
26-30                                                                              8
31+                                                                                2

(a)  Where applicable maturities reflect mandatory tenders, puts and call dates.

    Portfolio structure is subject to change.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of April 30, 2006


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 8 YEARS

2006(a)                                                                         4.00
2007                                                                            0.00
2008                                                                            0.00
2009                                                                            0.00
2010                                                                            4.00
2011                                                                           19.00
2012                                                                           13.00
2013                                                                           20.00
2014                                                                           13.00
2015                                                                           14.00
2016+                                                                          13.00

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.0%

2006(a)                                                                         6.40
2007                                                                            0.00
2008                                                                            0.00
2009                                                                            0.00
2010                                                                            5.00
2011                                                                            5.10
2012                                                                            5.00
2013                                                                            4.80
2014                                                                            4.90
2015                                                                            4.40
2016+                                                                           5.40

(a)  May include issues callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 6.4% on 4% of the long-term portfolio that is callable in 2006.

    Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board considered that the Trust is unleveraged and Lipper has no closed-end peer group for unleveraged California funds. As a result, Lipper places the Trust in a peer group of leveraged funds, which results in an unfavorable comparison for the Trust in a normal rising yield curve environment. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust and concluded that the Trust's performance was acceptable.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES


The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and "float" benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the float benefits were relatively small and that the commissions were competitive with those of other broker-dealers.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (95.1%)
            General Obligation (10.3%)
 $   505    California, Various Purpose Dtd 03/01/94 (FSA).............  5.50 %   03/01/20   $   508,091
   1,280    Huntington Beach Union High School District, Ser 2004
              (FSA)....................................................  5.00     08/01/26     1,327,680
   1,030    Los Angeles, Ser 2004 A (MBIA).............................  5.00     09/01/24     1,070,881
   1,000    Upland School District, Election 2000 Ser 2001 B (FSA).....  5.125    08/01/25     1,049,440
   1,375    Washington Unified School District, Election 2004 Ser A
              (FGIC)...................................................  5.00     08/01/22     1,431,154
                                                                                             -----------
 -------
                                                                                               5,387,246
   5,190
                                                                                             -----------
 -------
            Educational Facilities Revenue (6.4%)
   1,000    California State University, Ser 2005 A (Ambac)............  5.00     11/01/35     1,032,580
            University of California,
   1,000      Limited Projects Ser 2005 B (FSA)........................  5.00     05/15/30     1,033,080
   1,250      Multi Purpose Ser Q (FSA)................................  5.00     09/01/31     1,287,450
                                                                                             -----------
 -------
                                                                                               3,353,110
   3,250
                                                                                             -----------
 -------
            Electric Revenue (6.1%)
   1,000    Anaheim Public Financing Authority, Generation Refg Ser
              2002-B (FSA).............................................  5.25     10/01/18     1,066,330
   1,000    Los Angeles Department of Water & Power, 2001 Ser A
              (FSA)....................................................  5.25     07/01/21     1,052,600
   1,000    Southern California Public Power Authority, Transmission
 -------      Refg Ser 2002 A (FSA)....................................  5.25     07/01/18     1,067,170
                                                                                             -----------
                                                                                               3,186,100
   3,000
                                                                                             -----------
 -------
            Mortgage Revenue - Multi-Family (1.4%)
     735    Los Angeles Community Redevelopment Agency, 1994 Ser A
 -------      (Ambac)..................................................  6.45     07/01/17       739,101
                                                                                             -----------
            Mortgage Revenue - Single Family (4.2%)
   2,000    California Department of Veterans Affairs, Home Purchase
              2002 Ser A (Ambac).......................................  5.35     12/01/27     2,113,720
      90    California Housing Financing Agency, 1995 Ser B (AMT)
              (Ambac)..................................................  6.25     08/01/14        90,492
                                                                                             -----------
 -------
                                                                                               2,204,212
   2,090
                                                                                             -----------
 -------
            Public Facilities Revenue (6.1%)
   1,110    Kern County Board of Education, Refg 2006 Ser A COPs (MBIA)
              (WI).....................................................  5.00     06/01/31     1,143,222
   1,000    Simi Valley Public Financing Authority, Ser 2004 COPs
              (Ambac)..................................................  5.00     09/01/30     1,027,040
   1,000    Val Verde Unified School District, School Construction COPs
              Ser 2005 B (FGIC)........................................  5.00     01/01/30     1,027,920
                                                                                             -----------
 -------
                                                                                               3,198,182
   3,110
                                                                                             -----------
 -------

10
                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            Resource Recovery Revenue (3.4%)
            Sacramento Financing Authority,
 $ 1,510      2005 Solid Waste & Redevelopment (FGIC)..................  5.00 %   12/01/17   $ 1,596,689
     180      1999 Solid Waste & Redevelopment (Ambac).................  5.75     12/01/22       194,755
                                                                                             -----------
 -------
                                                                                               1,791,444
   1,690
                                                                                             -----------
 -------
            Tax Allocation Revenue (10.6%)
     250    Bay Area Government Association, Pool 1994 Ser A (FSA).....  6.00     12/15/24       253,205
   1,000    Capistrano Unified School District, Community Facilities
              District #98-2 Ladera Special Tax Ser 2005 (FGIC)........  5.00     09/01/29     1,029,650
   1,100    La Quinta Financing Authority, Local Agency 2004 Ser A
              (Ambac)..................................................  5.25     09/01/24     1,169,762
   1,000    Long Beach Bond Finance Authority, Downtown, North Long
              Beach, Poly High and West Beach Areas 2002 Ser A
              (MBIA)...................................................  5.375    08/01/21     1,064,460
   1,000    Rancho Mirage Redevelopment Agency, Ser 2003 A (MBIA)......  5.00     04/01/33     1,022,560
   1,000    San Jose Redevelopment Agency, Merged Area Ser 2002
              (MBIA)...................................................  5.00     08/01/32     1,021,190
                                                                                             -----------
 -------
                                                                                               5,560,827
   5,350
                                                                                             -----------
 -------
            Transportation Facilities Revenue (7.9%)
   1,000    Los Angeles County Metropolitan Transportation Authority,
              Sales Tax Ser 2000 A (FGIC)#.............................  5.25     07/01/30     1,051,430
   2,000    Orange County Transportation Authority, Toll Road Express
              Lanes Refg Ser 2003 A (Ambac)............................  5.00     08/15/20     2,081,040
   1,000    San Jose, Airport Ser 2001 A (FGIC)........................  5.00     03/01/25     1,020,820
                                                                                             -----------
 -------
                                                                                               4,153,290
   4,000
                                                                                             -----------
 -------
            Water & Sewer Revenue (24.7%)
   1,500    California Department of Water Resources, Central Valley
              Ser Y (FGIC).............................................  5.25     12/01/19     1,598,415
   2,000    East Bay Municipal Utility District, Water Ser 2001
              (MBIA)...................................................  5.00     06/01/26     2,055,601
   1,000    Los Angeles, Wastewater Refg Ser 2003 B (FSA)..............  5.00     06/01/22     1,040,560
   1,000    Metropolitan Water District of Southern California, 2003
              Ser B-2 (FGIC)...........................................  5.00     10/01/27     1,031,550
   1,000    Oxnard Financing Authority, Redwood Trunk Sewer& Headworks
              Ser 2004 A (FGIC)........................................  5.00     06/01/29     1,030,480
   2,000    Sacramento Financing Authority, Water & Capital Improvement
              2001 Ser A (Ambac).......................................  5.00     12/01/26     2,069,620
   1,000    San Diego County Water Authority, Ser 2004 A COPs (FSA)....  5.00     05/01/29     1,029,600
   2,000    San Francisco Public Utilities Commission, Water Refg Ser A
              2001 (FSA)...............................................  5.00     11/01/31     2,044,880
   1,000    Yucaipa Valley Water District, Ser 2004 A COPs (MBIA)......  5.25     09/01/24     1,063,420
                                                                                             -----------
 -------
                                                                                              12,964,126
  12,500
                                                                                             -----------
 -------

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
       z    Other Revenue (1.9%)
 $ 1,000    Golden State Tobacco Securitization Corporation, Enhanced
 -------      Asset Backed Ser 2005 A (FGIC)...........................  5.00 %   06/01/38   $ 1,020,830
                                                                                             -----------
            Refunded (12.1%)
   2,000    Anaheim, Anaheim Memorial Hospital Assn COPs (Ambac)
              (ETM)....................................................  5.125    05/15/20     2,002,220
   1,000    California Department of Water Resources, Power Supply
              Ser 2002 A (Ambac).......................................  5.375    05/01/12+    1,095,370
   2,000    California Infrastructure & Economic Development Bank, Bay
              Area Toll Bridges Seismic Retrofit First Lien Ser 2003 A
              (FGIC)...................................................  5.00     07/01/28+    2,150,400
   1,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
              (ETM)....................................................  5.50     10/01/32     1,068,430
                                                                                             -----------
 -------
                                                                                               6,316,420
   6,000
                                                                                             -----------
 -------
  47,915    Total California Tax-Exempt Municipal Bonds (Cost $48,192,088)................    49,874,888
                                                                                             -----------
 -------
            California Short-Term-Tax Exempt Municipal Obligations (4.4%)
   1,700    Newport Beach, Hoag Memorial Presbyterian Hospital
              1992 Ser (Demand 05/01/06)...............................  3.76*    10/01/22     1,700,000
     600    Orange County Sanitation District, California, Ser 2000 B
 -------      COPs (Demand 05/01/06)...................................  3.75*    08/01/30       600,000
                                                                                             -----------
   2,300    Total California Short-Term Tax Exempt Municipal Obligations (Cost
            $2,300,000)...................................................................     2,300,000
                                                                                             -----------
 -------

 $50,215    Total Investments (Cost $50,492,088) (a) (b).......................    99.5%     52,174,888
 =======
            Other Assets In Excess of Liabilities..............................     0.5         257,863
                                                                                  -----     -----------
            Net Assets Applicable to Common Shareholders.......................   100.0%    $52,432,751
                                                                                  =====     ===========

---------------------

    AMT    Alternative Minimum Tax.
    COPs   Certificates of Participation.
    ETM    Escrowed to Maturity.
    WI     Security purchased on a when-issued basis.
    +      Prerefunded to call date shown.
    *      Current coupon of variable rate demand obligation.
    #      A portion of this security has been physically segregated in connection with open futures contracts in the amount of
           $26,000.
    (a)    Securities have been designated as collateral in an amount equal to $7,437,026 in connection with open futures
           contracts and securities purchased on a when-issued basis.
    (b)    The aggregate cost for federal income tax purposes is
           $50,433,150. The aggregate gross unrealized appreciation is
           $1,839,775 and the aggregate gross unrealized depreciation is $98,037, resulting in net unrealized appreciation of
           $1,741,738.
    Bond Insurance:
    ---------------
    Ambac  Ambac Assurance Corporation.
    FGIC   Financial Guaranty Insurance Company.
    FSA    Financial Security Assurance Inc.
    MBIA   Municipal Bond Investors Assurance Corporation.

12
                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2006:

NUMBER OF                   DESCRIPTION, DELIVERY      UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT         MONTH AND YEAR          AMOUNT AT VALUE   APPRECIATION
--------------------------------------------------------------------------------------
   50          Short     U.S. Treasury Notes 5 Year
                                  June 2006              $(5,207,813)       $43,222
   10          Short     U.S. Treasury Notes 10 Year
                                  June 2006               (1,055,781)        19,660
                                                                            -------
                         Total Unrealized Appreciation................      $62,882
                                                                            =======

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2006 (unaudited)

Assets:
Investments in securities, at value
  (cost $50,492,088)........................................  $52,174,888
Cash........................................................       84,609
Receivable for:
    Interest................................................      758,529
    Investment sold.........................................      620,405
Prepaid expenses and other assets...........................       14,149
                                                              -----------
    Total Assets............................................   53,652,580
                                                              -----------
Liabilities:
Payable for:
    Investments purchased...................................    1,136,385
    Common shares of beneficial interest repurchased........       16,413
    Investment advisory fee.................................       11,675
    Variation margin........................................        9,531
    Administration fee......................................        3,459
    Transfer agent fee......................................        3,445
Accrued expenses and other payables.........................       38,921
                                                              -----------
    Total Liabilities.......................................    1,219,829
                                                              -----------
Preferred shares of beneficial interest (1,000,000 shares
  non-participating $.01 par value, none issued)............      --
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $52,432,751
                                                              ===========
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 3,533,072 shares
  outstanding)..............................................  $50,187,736
Net unrealized appreciation.................................    1,745,682
Accumulated undistributed net investment income.............      371,524
Accumulated undistributed net realized gain.................      127,809
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $52,432,751
                                                              -----------
Net Asset Value Per Common Share
($52,432,751 divided by 3,533,072 common shares
outstanding)................................................       $14.84
                                                              ===========

14
                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2006 (unaudited)

Net Investment Income:
Interest Income.............................................  $1,244,091
                                                              ----------
Expenses
Investment advisory fee.....................................      71,449
Professional fees...........................................      25,914
Administration fee..........................................      21,170
Shareholder reports and notices.............................      11,249
Registration fees...........................................       9,507
Transfer agent fees and expenses............................       4,185
Custodian fees..............................................       1,603
Trustees' fees and expenses.................................         340
Other.......................................................       6,469
                                                              ----------
    Total Expenses..........................................     151,886

Less: expense offset........................................      (1,452)
                                                              ----------
    Net Expenses............................................     150,434
                                                              ----------
    Net Investment Income...................................   1,093,657
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Investments.................................................      89,791
Futures contracts...........................................     144,090
                                                              ----------
    Net Realized Gain.......................................     233,881
                                                              ----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................    (187,161)
Futures contracts...........................................     (43,187)
                                                              ----------
    Net Depreciation........................................    (230,348)
                                                              ----------
    Net Gain................................................       3,533
                                                              ----------
Net Increase................................................  $1,097,190
                                                              ==========

                                                                              15
                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2006   OCTOBER 31, 2005
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................    $ 1,093,657      $ 2,285,826
Net realized gain...........................................        233,881        1,102,772
Net change in unrealized appreciation/depreciation..........       (230,348)      (1,318,642)
                                                                -----------      -----------
    Net Increase............................................      1,097,190        2,069,956
                                                                -----------      -----------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (1,116,494)      (2,405,662)
Net realized gain...........................................     (1,228,286)        (463,024)
                                                                -----------      -----------
    Total Dividends and Distributions.......................     (2,344,780)      (2,868,686)
                                                                -----------      -----------

Decrease from transactions in common shares of beneficial
  interest..................................................       (732,938)      (1,742,523)
                                                                -----------      -----------
    Net Decrease............................................     (1,980,528)      (2,541,253)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................     54,413,279       56,954,532
                                                                -----------      -----------
End of Period
(Including accumulated undistributed net investment income
of $371,524 and $394,361, respectively).....................    $52,432,751      $54,413,279
                                                                ===========      ===========

16
                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2006 aggregated $1,136,385 and $3,793,586, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

As of April 30, 2006, there were no preferred shares outstanding.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 2004...................................  3,710,113    $37,101    $52,626,096
Treasury shares purchased and retired (weighted average
  discount 7.99%)*..........................................   (123,741)    (1,237)    (1,741,286)
                                                              ---------    -------    -----------
Balance, October 31, 2005...................................  3,586,372     35,864     50,884,810
Treasury shares purchased and retired (weighted average
  discount 7.97%)*..........................................    (53,300)      (533)      (732,405)
                                                              ---------    -------    -----------
Balance, April 30, 2006.....................................  3,533,072    $35,331    $50,152,405
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

6. Dividends to Common Shareholders

On March 28, 2006, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD        PAYABLE
PER SHARE      DATE          DATE
---------  ------------  -------------
  $0.05    May 5, 2006   May 19, 2006
  $0.05    June 9, 2006  June 23, 2006

7. Expense Offset

The expense offset represents a reduction of custodian and transfer agent fees and expenses for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2005, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and mark-to-market of open futures contracts.

Morgan Stanley Insured California Municipal Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                   FOR THE SIX                      FOR THE YEAR ENDED OCTOBER 31
                                                   MONTHS ENDED      ------------------------------------------------------------
                                                  APRIL 30, 2006       2005         2004         2003         2002         2001
                                                  --------------     --------     --------     --------     --------     --------
                                                   (unaudited)
Selected Per Share Data:
Net asset value, beginning of period............       $15.17         $15.35       $15.24       $15.56       $16.00       $15.24
                                                       ------         ------       ------       ------       ------       ------
Income (loss) from investment operations:
    Net investment income*......................         0.29           0.62         0.66         0.67         0.69         0.78
    Net realized and unrealized gain (loss).....         0.02          (0.05)        0.25        (0.07)       (0.01)        0.71
                                                       ------         ------       ------       ------       ------       ------
Total income from investment operations.........         0.31           0.57         0.91         0.60         0.68         1.49
                                                       ------         ------       ------       ------       ------       ------
Less dividends and distributions from:
    Net investment income.......................        (0.30)         (0.66)       (0.63)       (0.71)       (0.72)       (0.75)
    Net realized gain...........................        (0.36)         (0.13)       (0.20)       (0.25)       (0.41)       --
                                                       ------         ------       ------       ------       ------       ------
Total dividends and distributions...............        (0.66)         (0.79)       (0.83)       (0.96)       (1.13)       (0.75)
                                                       ------         ------       ------       ------       ------       ------
Anti-dilutive effect of acquiring treasury
 shares*........................................         0.02           0.04         0.03         0.04         0.01         0.02
                                                       ------         ------       ------       ------       ------       ------
Net asset value, end of period..................       $14.84         $15.17       $15.35       $15.24       $15.56       $16.00
                                                       ======         ======       ======       ======       ======       ======
Market value, end of period.....................       $13.63         $13.99       $13.96       $13.83       $14.15       $15.29
                                                       ======         ======       ======       ======       ======       ======
Total Return+...................................         2.14%(1)       5.96%        7.19%        4.57%       (0.14)%      20.34%
Ratios to Average Net Assets:
Total expenses (before expense offset)..........         0.57%(2)(3)    0.62%(3)     0.58%(3)     0.55%(3)     0.55%(3)     0.57%(3)
Net investment income...........................         4.13%(2)       4.09%        4.37%        4.50%        4.68%        5.01%
Supplemental Data:
Net assets, end of period, in thousands.........      $52,433        $54,413      $56,955      $57,923      $60,862      $63,150
Portfolio turnover rate.........................            2%(1)         26%          31%          31%          19%          22%

---------------------

    * The per share amounts were computed using an average number of shares outstanding during the period.
    + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                                                                              21
                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
REVISED INVESTMENT POLICY

On August 24, 2005, the Trustees of Morgan Stanley Insured California Municipal Securities (the "Trust") approved a change to the Trust's investment policy with respect to inverse floating rate municipal obligations whereby the Trust now would be permitted to invest up to 15% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation; (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Insured California
Municipal Securities

Semiannual Report
April 30, 2006

[MORGAN STANLEY LOGO]

                                              ICSRPT-38622RPT-RA06-00493P-Y04/06

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                        (d) Maximum Number
                                                                        (or Approximate
                      (a) Total                  (c) Total Number of    Dollar Value) of
                      Number of    (b) Average   Shares (or Units)      Shares (or Units)
                      Shares (or   Price Paid    Purchased as Part of   that May Yet Be
                      Units)       per Share     Publicly Announced     Purchased Under the
Period                Purchased    (or Unit)     Plans or Programs      Plans or Programs
------                ----------   -----------   --------------------   -------------------
November 1, 2005 --
November 30, 2005       11,400       $13.9287             N/A                   N/A
December 1, 2005 --
December 31, 2005       15,100       $13.6447             N/A                   N/A
January 1, 2006 --
January 31, 2006         6,200       $13.7223             N/A                   N/A
February 1, 2006 --
February 28, 2006        6,500       $13.7534             N/A                   N/A
March 1, 2006 --
March 31, 2006           7,200       $13.7839             N/A                   N/A
April 1, 2006 --
April 30, 2006           6,900       $13.6996             N/A                   N/A
Total                   53,300       $13.7554             N/A                   N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.


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

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insured California Municipal Securities


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 20, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 20, 2006


/s/ Francis Smith
-------------------------------------
Francis Smith
Principal Financial Officer
June 20, 2006


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